EXHIBIT 99.2
                                                                ------------

           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the acquisition of Cobham Gas Industries, Inc and Subsidiaries (Cobham Gas) by Trans Energy, Inc.(Trans Energy). The historical financial statements prior to the effective date of the acquisition will be those of Trans Energy, Inc.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet'') as of September 30, 2004, and unaudited condensed combined pro forma statements of income for the six months ended September 30, 2004 (the "pro forma statements of income''), have been prepared to reflect, for accounting purposes, the acquisition of Cobham Gas by Trans Energy.

The following pro forma financial statements have been prepared based upon the historical financial statements of Cobham Gas Industries, Inc. and Trans Energy, Inc. The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements and related notes thereto of Cobham Gas as of September 30, 2004; and (b) the historical consolidated financial statements and related notes thereto of Trans Energy as of September 30, 2004.

The September 30, 2004 pro forma balance sheet assumes that the acquisition of Cobham Gas Industries, Inc. by Trans Energy, Inc. was completed on October 1, 2004. The September 30, 2004 pro forma balance sheet includes the historical unaudited consolidated balance sheet data of Cobham Gas Industries, Inc. as of September 30, 2004, and the historical reviewed consolidated balance sheet data of Trans Energy, Inc. as of September 30, 2004. Cobham Gas Industries Inc. and Trans Energy, Inc. have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the nine months ended September 30, 2004, assumes that the acquisition of Cobhan Gas by Trans Energy occurred on October 1, 2004, and includes the unaudited historical consolidated statement of operations of Cobham Gas for the nine months ended September 30, 2004.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDAIRIES
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                              Trans           Cobham                                            Pro Forma
                                              Energy            Gas          Combined                           Combined
                                              as of            as of        Historical                        Trans Energy
                                        ---------------------------------  Trans Energy                       & Cobham Gas
                                                   September 30,                 &            Pro Forma       September 30,
                                                       2004                 Cobham Gas       Adjustments          2004
                                        ---------------------------------  --------------   --------------    --------------

ASSETS
Current Assets:
    Cash                                   $    $ 12,969   $       7,037   $      20,006    $        --       $      20,006
    Accounts receivable                         283,980           36,771         320,751             --             320,751
    Other current assets                         12,748            7,623          20,371             --              20,371
                                           -------------   --------------  --------------   --------------    --------------

      Total Current Assets                      309,697           51,431         361,128             --             361,128
                                           -------------   --------------  --------------   --------------    --------------

Fixed Assets, Net:                              778,907        1,281,962       2,060,869             --           2,060,869


Other Assets                                      3,378           50,724          54,102             --              54,102
                                           -------------   --------------  --------------   --------------    --------------

      TOTAL ASSETS                         $  1,091,982    $   1,384,117   $   2,476,099    $        --       $   2,476,099
                                           =============   ==============  ==============   ==============    ==============

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current Liabilities:
    Accounts payable                       $    986,115    $      73,982   $   1,060,097    $        --       $   1,060,097
    Notes payable - related party                  --             41,273          41,273             --              41,273
    Related party payables                    1,103,924                -       1,103,924             --           1,103,924
    Accrued expenses                          2,879,194          149,220       3,028,414             --           3,028,414
    Debentures payable                          344,720                -         344,720             --             344,720
    Notes payable                             1,169,674           42,942       1,212,616             --           1,212,616
                                           -------------   --------------  --------------   --------------    --------------

      Total Current Liabilities               6,483,627          307,417       6,791,044             --           6,791,044
                                           -------------   --------------  --------------   --------------    --------------

Long Term Liabilities
    Notes payable - related party                     -            7,446           7,446             --               7,446
    Notes payable                                36,836          100,743         137,579             --             137,579
    Assset retirement obligation                204,500        1,461,381       1,665,881             --           1,665,881
                                           -------------   --------------  --------------   --------------    --------------

      Total Long Term Liabilities               241,336        1,569,570       1,810,906             --           1,810,906
                                           -------------   --------------  --------------   --------------    --------------

      Total Liabilities                       6,724,963        1,876,987       8,601,950             --           8,601,950
                                           -------------   --------------  --------------   --------------    --------------

                                                                        (cont'd)

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDAIRIES
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET (cont'd)

                                              Trans           Cobham                                            Pro Forma
                                              Energy            Gas          Combined                           Combined
                                              as of            as of        Historical                        Trans Energy
                                        ---------------------------------  Trans Energy                       & Cobham Gas
                                                   September 30,                 &            Pro Forma       September 30,
                                                       2004                 Cobham Gas       Adjustments          2004
                                        ---------------------------------  --------------   --------------    --------------
Stockholders' Equity:
    Preferred stock                                --               --              --               --                --
    Common stock                                  1,957                2         293,567               (2)  (1)       2,202
                                                                                                      245   (2)


    Additional paid-in capital               23,692,903        8,233,158      31,634,453                2   (1)   3,327,786
                                                                                                     (245)  (2)

                                                                                               (8,598,032)  (3)

    Accumulated deficit                     (28,804,202)      (8,598,032)    (37,402,234)       8,598,032   (3) (28,804,202)

    Current period earnings (loss)             (523,639)        (127,998)       (651,637)            --            (651,637)
                                           -------------   --------------  --------------   --------------    --------------

      Total Stockholders' Equity             (5,632,981)        (492,870)     (6,125,851)            --          (6,125,851)
                                           -------------   --------------  --------------   --------------    --------------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (DEFICIT)         $  1,091,982    $   1,384,117   $   2,476,099    $        --       $   2,476,099
                                           =============   ==============  ==============   ==============    ==============

----------------------------
NOTE: The Trans Energy September 30,2004 common stock reflects a 150 for 1 reverse split completed in early 2005.

(1) To elimiate the common stock of Cobham Gas Industries, Inc. as of the date of the acquisition.

(2) To record the issuance of 244,633 shares of common stock valued at $1.65 per share in the acquisition of Cobham Gas Industries, Inc.

(3)       To eliminate the retained deficit of Cobham Gas.



                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDAIRIES
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                                                Pro Forma
                                                                                                                Combined
                                                                                                               Trans Energy
                                        Trans Energy       Cobham Gas                                          & Cobham Gas
                                       ----------------   --------------                                         for the
                                           for the                           Combined                          Nine Months
                                       Nine Months Ended                   Trans Energy &    Pro Forma            Ended
                                       September 30, 2004                   Cobham Gas      Adjustments        Sept. 30, 2004
                                       ---------------------------------   --------------   -------------      ------------
REVENUES                                  $   1,460,627   $      479,509   $    1,940,136  $       --          $  1,940,136

COST OF SALES
    Cost of oil and gas                      1,387,919          336,375        1,724,294          --             1,724,294
    General and administrative                 417,397          173,033          590,430          --               590,430
    Depreciation, depletion and amortization   225,914          121,199          347,113          --               347,113
                                          -------------   --------------   --------------   -------------      ------------

      Total Costs and Expenses               2,031,230          630,607        2,661,837          --             2,661,837
                                          -------------   --------------   --------------   -------------      ------------

LOSS FROM OPERATIONS                          (570,603)        (151,098)        (721,701)
                                          -------------   --------------   --------------   -------------      ------------

OTHER INCOME (EXPENSE)
    Other income                                 9,353            5,495          (53,918)        --                (53,919)
    Interest expense and loan discount fees   (161,759)          (2,395)        (164,154)        --               (164,154)
    Tax assessment                             (18,102)               -          (18,102)        --                (18,102)
    Gain on settlement of debt                  41,562                -           41,562         --                 41,562
    Gain on disposition of assets              175,910           20,000          195,910         --                195,910
                                          -------------   --------------   --------------   -------------      ------------

      Total Other Income (Expense)              46,964           23,100           70,064         --                 70,064
                                          -------------   --------------   --------------   -------------      ------------

      NET INCOME (LOSS)                   $   (523,639)   $    (127,998)   $    (651,637)   $    --            $  (651,637)
                                          =============   ==============   ==============   =============      ============


    Basic income per share                                                                                     $     (0.33)
                                                                                                               ============

    Weighted average shares outstanding                                                                          1,975,045
                                                                                                               ============

          UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the acquisition of Cobham Gas Industries, Inc. and Subsidiaries (Cobham Gas ) by Trans Energy, Inc. (Trans Energy). The historical financial statements prior to the effective date of the acquisition will be those of Trans Energy, Inc.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet'') as of December 31, 2003, and unaudited condensed combined pro forma statements of income for the year ended December 31, 2003 (the "pro forma statements of income''), have been prepared to reflect, for accounting purposes, the acquisition of Cobham Gas by Trans Energy.

The following pro forma financial statements have been prepared based upon the historical financial statements of Cobham Gas and Trans Energy. The pro forma financial statements should be read in conjunction with (a) the historical financial statements and related notes thereto of Cobham Gas as of December 31, 2003 and 2002; and (b) the historical consolidated financial statements and related notes thereto of Trans Energy as of December 31, 2003 and 2002.

The December 31, 2003, pro forma balance sheet assumes that the acquisition of Cobham Gas by Trans Energy was completed on January 1, 2003. The December 31, 2003, pro forma balance sheet includes the historical audited balance sheet data of Cobham Gas as of December 31, 2003 and the historical audited consolidated balance sheet data of Trans Energy as of December 31, 2003. Cobham Gas and Trans Energy have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the year ended December 31, 2003, assumes that the acquisition of Cobham Gas by Trans Energy occurred on January 1, 2003, and includes the audited historical statement of operations data of Cobham Gas for the year ended December 31, 2003 and the audited historical consolidated statement of operations data of Trans Energy for the year ended December 31, 2003.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the acquisition or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                     TRANS ENERGY, INC. AND SUBSIDIARIES AND
                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                                                                                  Pro Forma
                                                                                                                   Combined
                                              Trans Energy     Cobham Gas        Combined                        Trans Energy
                                                  as of           as of        Trans Energy                      & Cobham Gas
                                              December 31,    December 31,          &            Pro Forma       December 31,
                                                  2003            2003          Cobham Gas      Adjustments          2003
                                              --------------  --------------   -------------   --------------    -------------

ASSETS
Current Assets:
    Cash                                      $       $ 183   $       5,495    $    $ 5,678    $        --       $    $ 5,678
    Accounts receivable                             198,691          22,943         221,634             --            221,634
    Other current assets                             59,442           7,338          66,780             --             66,780
                                              --------------  --------------   -------------   --------------    -------------

      Total Current Assets                          258,316          35,776         294,092             --            294,092
                                              --------------  --------------   -------------   --------------    -------------

Fixed Assets, Net:                                1,029,473       1,372,053       2,401,526             --          2,401,526

Other Assets                                          5,086          53,234          58,320             --             58,320
                                              --------------  --------------   -------------   --------------    -------------

      TOTAL ASSETS                            $   1,292,875   $   1,461,063    $  2,753,938    $        --       $  2,753,938
                                              ==============  ==============   =============   ==============    =============

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current Liabilities:
    Accounts payable                              $ 786,191        $ 36,650       $ 822,841    $        --          $ 822,841
    Notes payable - related party                         -          15,833
    Bank Overdraft                                   49,120            --            49,120             --             49,120
    Related party payables                        1,271,681            --         1,271,681             --          1,271,681
    Accrued expenses                              2,721,625         148,491       2,870,116             --          2,870,116
    Debentures payable                              331,462            --           331,462             --            331,462
    Notes payable                                 1,257,408          33,532
                                              --------------  --------------   -------------   --------------    -------------
      Total Current Liabilities                   6,417,487         234,506       6,651,993             --          6,651,993
                                              --------------  --------------   -------------   --------------    -------------

Long Term Liabilities
    Notes payable - related party                                    32,886
    Notes payable                                   105,421         128,271         233,692             --            233,692
    Assset retirement obligation                    200,000       1,430,272       1,630,272             --          1,630,272
                                              --------------  --------------   -------------   --------------    -------------

      Total Non-Current Liabilities                 305,421       1,591,429       1,863,964             --          1,863,964
                                              --------------  --------------   -------------   --------------    -------------


      Total Liabilities                           6,722,908       1,825,935       8,548,843             --          8,548,843
                                              --------------  --------------   -------------   --------------    -------------

                                                                        (cont'd)

                    TRANS ENERGY, INC. AND SUBSIDIARIES AND
                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET (cont'd)

                                                                                                                  Pro Forma
                                                                                                                   Combined
                                              Trans Energy     Cobham Gas        Combined                        Trans Energy
                                                  as of           as of        Trans Energy                      & Cobham Gas
                                              December 31,    December 31,          &            Pro Forma       December 31,
                                                  2003            2003          Cobham Gas      Adjustments          2003
                                              --------------  --------------   -------------   --------------    -------------
Stockholders' Equity:
    Preferred stock                                    --              --              --               --                  -
    Common stock                                      1,793               2         269,012               (2) (1)       2,038
                                                                                                         245  (2)


    Additional paid-in capital                   23,372,376       8,233,158      31,338,317                2  (1)   23,286,135
                                                                                                        (245) (2)

                                                                                                  (8,319,156) (3)

    Accumulated deficit                         (27,222,022)     (8,319,156)    (35,541,178)       8,319,156  (3) (27,222,022)

    Current period earnings (loss)               (1,582,180)       (278,876)     (1,861,056)            --         (1,861,056)
                                              --------------  --------------   -------------   --------------    -------------

      Total Stockholders' Equity                 (5,430,033)       (364,872)     (5,794,905)           --          (5,794,905)
                                              --------------  --------------   -------------   --------------    -------------

    STOCKHOLDERS' EQUITY (DEFICIT)            $   1,292,875   $   1,461,063    $  2,753,938    $       --        $  2,753,938
                                              ==============  ==============   =============   ==============    =============

-----------------------------
NOTE: The Trans Energy December 31, 2003 common stock reflects a 150 for 1 reverse split completed in early 2005.

(1) To elimiate the common stock of Cobham Gas as of the date of the acquisition.

(2) To record the issuance of 244,633 post split shares of common stock valued at $1.65 per share in the acquisition of Cobham Gas Industries, Inc. and Subsidiaries.

(3)      To eliminate the retained deficit of Cobham Gas.

                     TRANS ENERGY, INC. AND SUBSIDIARIES AND
                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                                                      Pro Forma
                                                                                                                      Combined
                                                                                                                    Trans Energy
                                          Trans Energy        Cobham Gas          Combined                           & Cobham Gas
                                             for the            for the         Trans Energy                            for the
                                           Year Ended         Year Ended              &             Pro Forma         Year Ended
                                          Dec. 31, 2003      Dec. 31, 2003       Cobham Gas        Adjustments       Dec. 31, 2003
                                         ----------------   ----------------   ----------------  ----------------   ----------------
REVENUES                                 $     1,902,836    $       392,544    $     2,295,380   $          --      $   $ 2,295,380

COST OF SALES
    Cost of oil and gas                        1,536,434            247,068          1,783,502              --            1,783,502
    General and administrative                   592,669            255,364            848,033              --              848,033
    Depreciation, depletion
     and amortization                            961,181            168,521          1,129,702              --            1,129,702
                                         ----------------   ----------------   ----------------  ----------------   ----------------

       Total Costs and Expenses                3,090,284            670,953          3,761,237              --            3,761,237
                                         ----------------   ----------------   ----------------  ----------------   ----------------

LOSS FROM OPERATIONS                          (1,187,448)          (278,409)        (1,465,857)             --                 --
                                         ----------------   ----------------   ----------------  ----------------   ----------------

OTHER INCOME (EXPENSE)
    Other income                                    --                1,469            (53,918)             --              (53,919)
    Interest expense and loan
     discount fees                              (404,336)            (1,936)          (406,272)             --             (406,272)
    Tax assessment                                  --                    -                  0              --                 --
    Gain on settlement of debt                   220,434                  -            220,434              --              220,434
    Gain (loss) on disposition of assets         (94,344)                 -            (94,344)             --              (94,344)
                                         ----------------   ----------------   ----------------  ----------------   ----------------

       Total Other Income (Expense)             (278,246)              (467)          (278,713)             --             (278,713)
                                         ----------------   ----------------   ----------------  ----------------   ----------------

    Change in accounting principal              (116,486)                 -           (116,486)             --             (116,486)
                                         ----------------   ----------------   ----------------  ----------------   ----------------

       NET INCOME (LOSS)                 $    (1,582,180)   $      (278,876)   $    (1,861,056)  $          --      $    (1,861,056)
                                         ================   ================   ================  ================   ================


    Basic income per share                                                                                          $         (0.96)
                                                                                                                    ================

    Weighted average shares outstanding                                                                                   1,936,137
                                                                                                                    ================